UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 17, 2023

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Organizational Changes

At the Regular Meeting of the Board of Directors of Pismo Coast Village, Inc. (Company) held Saturday, March 18, 2023, at 165 South Dolliver Street, Pismo Beach, California 93449, the Board unanimously approved a resolution to authorize the Board Executive Committee and General Manager, Lesley Marr to negotiate the lease of the front half of the property known as 180 South Dolliver Street, Pismo Beach, California and the property known as 2096 Nipomo Street, Ocean, California to Trailer Hitch RV with the terms to include a ten-year lease with start date as of April 17, 2023 and monthly rent set at $9,000 for both properties. The dissolution of the Company’s RV Service Department including services and provisions and the termination of the Company’s RV Service personnel went into effect April 4, 2023. The above mentioned lease agreement was signed April 17, 2023 by the Company and Trailer Hitch RV to lease said properties for the purpose of conducting RV service business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: April 17, 2023	/s/ LESLEY MARR
Lesley Marr
General Manager and
Assistant Corporate Secretary

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